                         NOTICE OF GUARANTEED DELIVERY
                      FOR TENDER OF SHARES OF COMMON STOCK
           (INCLUDING THE ASSOCIATED PREFERRED STOCK PURCHASE RIGHTS)
                                       OF
                            STERLING SOFTWARE, INC.
                                       TO
                    COMPUTER ASSOCIATES INTERNATIONAL, INC.
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

    As set forth under "The Offer--Procedure for Tendering" in the Prospectus, dated February 22, 2000 (the "Prospectus"), this form or one substantially equivalent hereto must be used to accept the Offer (as defined herein) if certificates for shares of common stock, par value $.10 per share (together with the associated preferred stock purchase rights, each, a "Sterling Software Share" and, collectively, the "Sterling Software Shares"), of Sterling
Software, Inc., a Delaware corporation ("Sterling Software"), are not immediately available, if the certificates and all other required documents cannot be delivered to the Depositary prior to the Expiration Date (as defined in the Prospectus), or if the procedure for book-entry transfer cannot be completed on a timely basis. Such form may be delivered by hand or transmitted by telegram, facsimile transmission or mail to the Depositary, and must include a guarantee by an Eligible Institution (as defined in the Prospectus). See "The Offer--Procedure for Tendering" in the Prospectus.

                        THE DEPOSITARY FOR THE OFFER IS:

                    CHASEMELLON SHAREHOLDER SERVICES, L.L.C.

          BY MAIL:                   BY HAND DELIVERY:           BY OVERNIGHT DELIVERY:
  Reorganization Department      Reorganization Department      Reorganization Department
         PO Box 3301             120 Broadway, 13th Floor          85 Challenger Road
 South Hackensack, NJ 07606         New York, NY 10271           Mail Drop-Reorg. Dept.
                                BY FACSIMILE TRANSMISSION:      Ridgefield Park, NJ 07660
                                (for Eligible Institutions
                                           only)
                                    Fax: (201) 296-4293
                                   CONFIRM BY TELEPHONE:
                                      (201) 296-4860

    DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TRANSMISSION OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

    This form is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an Eligible Institution under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.

LADIES AND GENTLEMEN:

    The undersigned hereby tenders to Silversmith Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of Computer Associates
International, Inc., upon the terms and subject to the conditions set forth in the Prospectus dated February 22, 2000 and in the related Letter of Transmittal (which, together with any amendments or supplements thereto, collectively constitute the "Offer"), receipt of which is hereby acknowledged, the number of Sterling Software Shares shown below pursuant to the guaranteed delivery procedures set forth under "The Offer--Procedure for Tendering" in the

Prospectus.

  Number of Sterling Software Shares

  ____________________________________________________________________________

  Account No.:

  ____________________________________________________________________________

  Certificate No(s). (if available):

  ____________________________________________________________________________
  ____________________________________________________________________________

  If Sterling Software Share(s) will be
  tendered by book-entry transfer:

  Name of Tendering Institution

  ____________________________________________________________________________

  Account Number: ____________________________________________________________

  at The Depository Trust Company
  Date: ______________________________________________________________________

  -----------------------------------------------

  Name(s) of Record Holder(s):

  ____________________________________________________________________________
  ____________________________________________________________________________

  Address(es):

  ____________________________________________________________________________
  ____________________________________________________________________________

  Area Code and Telephone Number(s):

  ____________________________________________________________________________

  Signature(s):

  ____________________________________________________________________________
  ____________________________________________________________________________

  ____________________________________________________________________________
  ____________________________________________________________________________

  ____________________________________________________________________________

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
                     THE GUARANTEE BELOW MUST BE COMPLETED
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

      The undersigned, a financial institution that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchange Medallion Program, guarantees (a) that the above-named person(s) "own(s)" the Sterling Software Shares tendered hereby within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended, (b) represents that such tender complies with Rule 14e-4 and (c) guarantees to deliver to the Depositary, at one of its addresses set forth above, certificates representing the Sterling Software Shares tendered hereby, in proper form for transfer, or confirmation of book-entry transfer of such Sterling Software Shares into the Depositary's accounts at The Depository Trust Company, in each case with delivery of a properly completed and duly executed Letter of Transmittal (or a facsimile copy thereof), or an Agent's Message (as defined in the Prospectus) in the case of book-entry transfer, and any other documents required by the Letter of Transmittal, within three New York Stock Exchange, Inc. trading days of the date hereof.

Name of Firm: __________________________________________________________________
Address: _______________________________________________________________________
________________________________________________________________________________
                                                                        ZIP CODE
Area Code and Tel. No.: ________________________________________________________

________________________________________________________________________________
                              AUTHORIZED SIGNATURE
Title: _________________________________________________________________________
Name: __________________________________________________________________________
                              PLEASE PRINT OR TYPE
Dated: ___________________________________________________________________, 2000

  NOTE: DO NOT SEND CERTIFICATES FOR STERLING SOFTWARE SHARES WITH THIS NOTICE. STERLING SOFTWARE SHARE CERTIFICATES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.

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